UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2004 (April 30, 2004)



                                 ROO GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  0-25659                     11-3447894
        --------                  -------                     ----------
(State of Incorporation)  (Commission File Number)          (IRS Employer
                                                         Identification No.)

 62 White Street, Suite 3A, New York, New York                        10013
   (Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (646) 320-4394

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All readers are encouraged to review this Form 8-K, including with specific reference the section entitled "Risk Factors." All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

THE STOCK PURCHASE OF 80% OF THE ISSUED AND OUTSTANDING ORDINARY SHARES OF REALITY GROUP PTY LTD.

On April 30, 2004, ROO Group, Inc. (the "Company") purchased 80% of the issued and outstanding ordinary shares (the "Shares") of Reality Group Pty Ltd., a corporation formed under the laws of Australia ("RGP"), from the shareholders of RGP (the "RGP Shareholders"). The consideration for the Shares was the issuance of an aggregate of eight million three hundred and sixty thousand (8,360,000) shares of common stock, par value $.0001 per share, of the Company (the "Exchange Shares") to the RGP Shareholders, pro rata based on the RGP Shareholders' ownership interest in RGP. As additional consideration for the Shares, the Company agreed to pay an aggregate of two hundred thousand Australian dollars (A$200,000) to the RGP Shareholders, to be divided proportionally to each RGP Shareholder based on the RGP Shareholder's current ownership percentage in RGP, on or before September 30, 2004.

As additional consideration for the Exchange Shares, the RGP Shareholders agreed to cause RGP to increase the number of directors on RGP's Board of Directors (the "Board") to allow the appointment of up to four (4) nominees to the Board designated by the Company. In the event that the Company only nominates two (2) individuals to the Board, then the requisite number of RGP's existing board shall execute proxies giving the Company's nominees 50% of the Board vote. During the Guarantee Period (as defined below), the Company agreed with the RGP Shareholders that the Company and the RGP Shareholders will have equal board representation until the expiration of the Guarantee Period. Furthermore, the Company agreed not to take certain action unless agreed to by the RGP Shareholders until the expiration of the Guarantee Period.

Pursuant to the Stock Purchase Agreement, dated as of March 11, 2004 (the "Stock Purchase Agreement"), between the Company and the RGP Shareholders, the Company also has the option (the "Option") to purchase the remaining 20% of the issued and outstanding ordinary shares of RPG (the "Option Shares") over the next two years. The terms of the Option shall be negotiated in good faith. Notwithstanding the foregoing, the Option shall be exercisable by the Company on each of July 30, 2004, January 30, 2005, July 30, 2005 and January 30, 2006, and shall expire on March 5, 2006.

During the Guarantee Period, the RGP Shareholders shall have the option (the "Buy-back Option") to buy back an aggregate of 29 Shares, or such number of Shares as shall decrease the ownership percentage of the Company in RGP to 51% (the "Buy-back Shares"), from the Company. The consideration for such Buy-back Shares shall be one hundred and fourteen thousand (114,000) Exchange Shares received for each Share (the "Buy-back Exchange Shares"). The earliest date for exercising this Buy-back Provision is September 1, 2004.

Pursuant to the Stock Purchase Agreement, the Company guaranteed (the "Guarantee") that the RGP Shareholders will be able to sell the Exchange Shares, pursuant to the volume restrictions set forth in Rule 144, for greater than or equal to US$0.30 per share for a period of twelve months after the RGP Shareholders have satisfied the Rule 144 holding period and the Exchange Shares are eligible for resale (the "Guarantee Period"). The foregoing Guarantee was predicated upon the assumption that the RGP Shareholders will be able to sell the greater of (a) 1/4 of their respective Exchange Shares per quarter of the Guarantee Period or (b) such maximum number of Exchange Shares permissible under the volume restrictions of Rule 144 per quarter of the Guarantee Period (the "Quarterly Allotment"). If the RGP Shareholders do not sell their Quarterly Allotment during any one quarter of the Guarantee Period, the Guarantee shall not be effective for that number of shares not sold during that quarter of the Guarantee Period.

In the event that the RGP Shareholders are unable to sell the Exchange Shares for greater than or equal to US$0.30 per share during the Guarantee Period, a share variance (the "Share Variance") shall be determined based on the difference between (a) the number of Exchange Shares to be sold multiplied by US$0.30 per share and (b) the number of Exchange Shares to be sold multiplied by the closing sale price of the Exchange Shares on the trading day immediately prior to the day that a RGP Shareholder notifies the Company of its enforcement of the Guarantee. In the event that a RGP Shareholder enforces the Guarantee, the Company, in its sole discretion, may pay the Share Variance to the RGP Shareholder in one of the following ways: (1) in cash; (2) the Company shall authorize the Escrow Agent (as defined in the Stock Purchase Agreement) to return to the RGP Shareholders on a pro rata basis that amount of Shares, based on a share valuation of US$20,900 per RGP ordinary share, that shall constitute the Share Variance; or (3) if mutually agreeable to the RGP Shareholders, in shares of common stock of the Company based on the average closing sale price of shares of common stock of the Company during the previous fifteen (15) trading days. To ensure the Guarantee, the Company agreed to not offer or negotiate, either in writing or orally, the sale of the Shares or any Option Shares acquired by it with any other party during the Guarantee Period.

If during the Guarantee Period: (a) the Company undergoes a voluntary or involuntary dissolution, liquidation or winding up; (b) the Company's shares of common stock cease trading for more than 15 business days; or (c) the Company's listing is removed or suspended from the Over-the-Counter Bulletin Board for a continuous period of greater than thirty (30) days (other than as a consequence of the quotation of the Company's securities on an internationally recognized stock exchange) (a "Reversion Event"), then the following shall occur: (1) the Shares shall revert back to the RGP Shareholders; (2) the Exchange Shares shall revert back to the Company; (3) the Option shall be revoked; and (4) the Company's nominees to the board of directors of RGP shall immediately resign.

Pursuant to the terms of the Stock Purchase Agreement, each RGP Shareholder agreed to not, unless permitted by the Board of Directors of the Company, sell more than twenty-five percent (25%) of its Exchange Shares during any three-month period for a period of 2 years after the effective date of the Stock Purchase Agreement. Furthermore, each RGP Shareholder granted to Company or its nominee(s) a right of first refusal with respect to the purchase of the RGP Shareholder's Exchange Shares for a period of 1 year after the first date on which the Exchange Shares are eligible for sale by the RGP Shareholders in accordance with Rule 144 or any other applicable legislation, regulation or listing rule. If the Company elects to purchase the Shares, such Shares shall be purchased at the highest closing sale price for the period commencing on the trading day immediately prior to the Company's receipt of notice of intent to sell from the RGP Shareholder until the trading day immediately prior to the date on which the Company gives notice to the selling RGP Shareholder of its election to purchase.

The Stock Purchase Agreement attached hereto as Exhibit 2.1 is incorporated herein by reference and the foregoing summaries of the terms and conditions of such agreement is qualified in its entirety by reference to such agreement.

BUSINESS OF RGP

RGP is a provider of integrated communication solutions, including direct marketing, internet advertising and sales promotion. RPG was formed as a result of the change in direction of marketing with the advent of the Internet and a need for more accountable, integrated advertising. RGP believes that it is a pioneer of integrated communication, with an emphasis on web-based solutions and customer relationship management systems built to manage the inquiries generated through their web based campaigns. Its clients include Saab Automobile Australia, BP Australia, Bob Jane T-Marts, Tontine, Dennis Family Corporation, Tabaret, Superannuantion Trust of Australia, Federal Hotels & Resorts, and CityLink. To help identify the most effective way to communicate with each client's audience, RGP created the Information Engine, a proprietary management tool that goes beyond normal media channel planning methods to provide specific costs per response for each media channel. Information Engine allows RGP to focus on the effective media channel and eliminate the rest by identifying the parts of a client's budget that are working. RGP recorded revenue exceeding US$4.7 million and EBIT of US$300K for the year ended June 30, 2003 and has displayed positive EBIT and revenue growth since its inception four years ago.

RGP is based in Melbourne, Australia and was formed in 1999. RGP currently employs 29 staff. Its current four directors have experience with large U.S. advertising multinationals, including DDB Australia, Young & Rubicam, J Walter Thompson, and Ogilvy and Mather. In its relatively short history, RGP has achieved many milestones, including being voted Australia's most innovative agency for 2001-2002 and fasted growing agency for 2002-2003. It also won the Australian Marketing Institute's campaign of the year, two Australian Direct Marketing ASSOCIATION awards for effectiveness, and Australian Tourism's marketing campaign of the year.

It is planned that the combined entity will leverage the Company's video solutions and RGP's advertising and marketing expertise to produce a range of exciting new online marketing solutions to be offered to their respective clients. In addition, the combination will allow the Company to consider opportunities for establishing a centralized online media booking division.

MANAGEMENT OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF A CONTROLLING INTEREST IN RGP

There will be no change in the management of the Company as a result of the acquisition of a controlling interest in RGP. Furthermore, RGP will continue to operate as an independent subsidiary of the Company and the management and board of RGP, which has displayed a successful track record, will be retained and continue to manage RGP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no material relationships between the shareholders of RGP and the Company or any of its affiliates, any director or officer of the Company, or any associate of any director or officer of the Company.

RISK FACTORS

THERE WAS NO FORMAL VALUATION DETERMINING THE FAIRNESS OF THE CONSIDERATION FOR THE ACQUISITION. The consideration for the acquisition was determined by arms' length negotiations between Company management and RGP management, but there was no formal valuation of RGP by an independent third party. We did not obtain a fairness opinion by an investment banking firm or other qualified appraiser. Since the acquisition of RGP did not require the approval of our stockholders, we are unable to determine whether our stockholders would have agreed with the determination by our board of directors that the terms of the acquisition were fair and in the best interests of our stockholders.

WE MAY NOT BE ABLE TO EFFECTIVELY INTEGRATE RGP, WHICH WOULD BE DETRIMENTAL TO OUR BUSINESS. Acquisitions may involve numerous risks, including difficulty in integrating operations, technologies, systems, and products and services of acquired companies, diversion of management's attention and disruption of operations, increased expenses and working capital requirements and the potential loss of key employees and customers of acquired companies. In addition, acquisitions may involve financial risks, such as the potential liabilities of the acquired businesses, the dilutive effect of the issuance of additional equity securities, the incurrence of additional debt, the financial impact of transaction expenses and the amortization of goodwill and other intangible assets involved in any transactions that are accounted for by using the purchase method of accounting, and possible adverse tax and accounting effects. Any of the foregoing could materially and adversely affect our business.

FAILURE TO PROPERLY MANAGE OUR POTENTIAL GROWTH WOULD BE DETRIMENTAL TO OUR BUSINESS. Any growth in our operations will place a significant strain on our resources and increase demands on our management and on our operational and administrative systems, controls and other resources. There can be no assurance that our existing personnel, systems, procedures or controls will be adequate to support our operations in the future or that we will be able to successfully implement appropriate measures consistent with our growth strategy. As part of this growth, we may have to implement new operational and financial systems, procedures and controls to expand, train and manage our employee base and maintain close coordination among our technical, accounting, finance, marketing, sales and editorial staffs. We cannot guarantee that we will be able to do so, or that if we are able to do so, we will be able to effectively integrate them into our existing staff and systems. We may fail to adequately manage our anticipated future growth. We will also need to continue to attract, retain and integrate personnel in all aspects of our operations. Failure to manage our growth effectively could hurt our business.

BENEFICIAL OWNERSHIP OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF A CONTROLLING INTEREST IN RGP

As of May 10, 2004, the Company had 172,131,877 shares of common stock issued and outstanding. The following table sets forth, as of May 10, 2004, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of its outstanding Common Stock, (ii) each of its officers and directors, and (iii) all of its officers and directors as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned. Furthermore, unless otherwise indicated, the address of the beneficial owner is c/o ROO Group, Inc., 62 White Street, Suite 3A, New York, NY 10013.

                                    Name and Address                   Amount and Nature
         Title of Class             of Beneficial Owner                of Beneficial Owner       Percent of Class

------------------------------------------------------------------------------------------------------------------

         Common Stock               Robert Petty                       78,000,000 (1)            43.79%

         Common Stock               Avenue Group, Inc.                 40,000,000                23.24%
                                    15303 Ventura Blvd.
                                    9th Floor
                                    Sherman Oaks, CA 91403

         Common Stock               Midnight Bay Holdings Pty., Ltd.   25,000,000                14.52%
                                    11 Torresdale Court
                                    Toorak Victoria 3142
                                    Australia

         Common Stock               Robin Smyth                        5,000,000 (2)             2.85%

         Common Stock               All Directors and                  83,000,000                45.82%
                                    Executive Officers
                                    as a Group

----------------

(1) Includes 6,000,000 shares that are issuable upon the exercise of outstanding incentive stock options issued by the Company on April 8, 2004. Such options vest on May 8, 2004, are exercisable at $.1265 per share and expire on May 8, 2006.

(2) Includes 400,000 shares held indirectly through the Smyth Family Trust. Also includes 3,000,000 shares that are issuable upon the exercise of outstanding incentive stock options issued by the Company on April 8, 2004. Such options vest on May 8, 2004, are exercisable at $.1265 per share and expire on May 8, 2006.

DESCRIPTION OF SECURITIES

COMMON STOCK

In consideration for its acquisition of 80% of the issued and outstanding ordinary shares of RGP, the Company issued an aggregate of 8,360,000 shares of its common stock, par value $0.0001 per share (the "Common Stock") to the shareholders of RGP.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. To be filed by amendment to this Form 8-K.

         (b) PRO FORMA FINANCIAL INFORMATION. To be filed by amendment to this Form 8-K.

         (c) EXHIBITS - THE FOLLOWING DOCUMENTS ARE ATTACHED AS EXHIBITS TO THIS REPORT ON FORM 8-K:

         2.1 Stock Purchase Agreement, dated as of March 11, 2004, by and among ROO Group, Inc., a corporation formed under the laws of the State of Delaware, and the shareholders of Reality Group Pty Ltd., a company formed under the laws of Australia.

         99.1     Press Release dated March 15, 2004 and May 4, 2004.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                ROO GROUP, INC.



                                                By: /s/ Robert Petty
                                                    --------------------
                                                    Robert Petty, CEO

May 17, 2004